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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   Date of Report            September 1, 1998
                        (Date of earliest event reported)


                      SANTA BARBARA RESTAURANT GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-10576                    33-0403086
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)


1200 North Harbor Boulevard, Anaheim, California                         92803
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code        (714) 491-6400
                                                  ------------------------------


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         (Former Name or Former Address, if Changed, Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a) Financial statements of business acquired. The financial statements of Timber Lodge Steakhouse, Inc. ("Timber Lodge") and JB's Family Restaurants, Inc. ("JB's") operated by Santa Barbara Restaurant Group, Inc. (the "Company") are incorporated by reference herein from pages F-13 through F-18 and pages 102 through 107 respectively, from the Company's Joint Proxy/Prospectus, dated July 10, 1998 (the "Prospectus"), Commission file number 333-58927, a copy of which was filed with the Commission pursuant to Rule 424 (b)(3), under the Securities Act of 1933, as amended, on July 31, 1998.

         Interim financial statements of Timber Lodge are incorporated by reference herein from pages 1 through 3 of the Timber Lodge Report on Form 10-Q Commission file number 033-71176-C, for the period ended June 17, 1998 as filed with the Commission on August 3, 1998. Interim financial statements of JB's for the period ended August 10, 1998 are included as an exhibit to this filing.

         (b) Pro Forma Financial Information. The pro forma financial information relative to the acquisition of Timber Lodge and JB's is included as an exhibit to this filing.

         (c) Exhibits.

              Exhibit No.
              ----------

              23.1 Consent of Ernst & Young LLP, with respect to the financial statements of Timber Lodge Steakhouse, Inc.

              23.2 Consent of KPMG Peat Marwick LLP, with respect to the financial statements of JB's Family Restaurants, Inc.

              99.2 Audited annual financial statements of Timber Lodge Steakhouse, Inc., incorporated by reference as described in
                     Item 7 (a) above.

              99.3 Audited annual financial statements of JB's Family Restaurants, Inc., incorporated by reference as described in Item 7 (a) above.

              99.4 Interim financial statements of Timber Lodge Steakhouse Inc., incorporated by reference as described in Item 7
                     (a) above.

              99.5 Interim financial statements of JB's Family Restaurants, Inc. as described in Item 7 (a) above.

              99.6 Pro forma financial information relative to Timber Lodge and JB's as described in Item 7 (b) above.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 1998

Santa Barbara Restaurant Group, Inc.
(Registrant)




/s/ THEODORE ABAJIAN
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Theodore Abajian
Executive Vice President & Chief Financial Officer

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

23.1 Consent of Ernst & Young LLP, with respect to the financial statements of Timber Lodge Steakhouse, Inc.

23.2 Consent of KPMG Peat Marwick LLP, with respect to the financial statements of JB's Family Restaurants, Inc.

99.2 Audited annual financial statements of Timber Lodge Steakhouse, Inc., incorporated by reference as described in Item 7 (a) above.

99.3 Audited annual financial statements of JB's Family Restaurants, Inc., incorporated by reference as described in Item 7 (a) above.

99.4 Interim financial statements of Timber Lodge Steakhouse Inc., incorporated by reference as described in Item 7 (a) above.

99.5 Interim financial statements of JB's Family Restaurants, Inc. as described in Item 7 (a) above.

99.6 Pro forma financial information relative to Timber Lodge and JB's as described in Item 7 (b) above.